UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 7, 2005


                              HANCOCK FABRICS, INC.
               (Exact Name of Registrant as Specified in Charter)


                         Commission File Number 1 - 9482

            Delaware                                           64-0740905
   (State or other jurisdiction                            (I. R. S. Employer
 of incorporation or organization)                         Identification No.)

     One Fashion Way, Baldwyn, MS                                 38824
(Address of principal executive offices)                        (Zip Code)


               Registrant's telephone number, including area code
                                 (662) 365-6000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

At a meeting held December 7, 2005, the Management Review and Compensation Committee of the Board of Directors of Hancock Fabrics, Inc. agreed with a proposal made by Jane Aggers, Chief Executive Officer, to exchange her guaranteed first-year cash bonus of $225,000 for a restricted stock award. The Committee was pleased with her offer; however, due to the risk of forfeiture associated with restricted stock, as well as the time value of money, the Committee deemed it proper to award $300,000 of restricted stock from Hancock's existing plan. The Board of Directors agreed with the Committee's recommendation to award 75,000 shares of restricted stock, vesting 25% on each of the first four anniversary dates of the award, to Ms. Aggers as a replacement for the guaranteed bonus.

The purpose of this exchange is to increase Ms. Aggers' ownership position in Hancock Fabrics in order to better align her interests with those of the Company's shareholders and to expand the level of restricted stock which serves as a retention tool for Ms. Aggers' continued employment with Hancock.

Attached hereto as an exhibit is the amendment to Ms. Aggers' Employment Agreement, dated December 15, 2004, effectuating this exchange.

See Item 3.03 below re the amendment of Hancock's Amended and Restated Rights Agreement.

Item 3.03.  Material Modification to Rights of Security Holders

On December 9, 2005, Hancock amended its Amended and Restated Rights Agreement with Continental Stock Transfer and Trust Company dated March 4, 2001 (the "Rights Agreement") to include a three-year independent director evaluation provision (the "TIDE Provision").

The TIDE Provision requires an independent committee of Hancock's Board of Directors to review the Rights Agreement every three years and evaluate whether the Rights Agreement still is in Hancock's and its stockholders' best interests.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

    (c)    Exhibits:

    Exhibit
    Number    Description
    -------   -----------------------------------------------------------------

     10.1 Amendment dated December 7, 2005 to the Employment Agreement of Jane Aggers.

     10.2 Amendment No.1 to the Amended and Restated Rights Agreement dated December 9, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    HANCOCK FABRICS, INC.
                                    (Registrant)

                                    By:  /s/ Bruce D. Smith
                                        --------------------------------------
                                    Bruce D. Smith
                                    Senior Vice President
                                    and Chief Financial Officer
                                    (Principal Financial and Accounting Officer)


Date:    December 9, 2005

                                                                  Exhibit 10.1

                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT


     This FIRST AMENDMENT, dated as of December 7, 2005 (this "Amendment"), to the EMPLOYMENT AGREEMENT, dated as of December 15, 2004 (the "Agreement"), by and between HANCOCK FABRICS, INC., a Delaware corporation ("Company"), and JANE
F. AGGERS ("Executive").

     WHEREAS, Company and Executive are parties to the Agreement; and

     WHEREAS, Company and Executive desire that the Agreement be amended as set forth herein;

     NOW THEREFORE, in consideration of the foregoing and of the mutual covenants herein, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

     SECTION 1. Defined Terms. Terms defined in the Agreement and used herein shall have the meanings given to them in the Agreement.

     SECTION 2. Amendments to the Agreement.

     (a) Amendment to Section 3(c). Section 3(c) of the Agreement is hereby amended to read in its entirety as set forth below:

          "(c) Performance Bonuses. For the fiscal year ending January 2006, Executive shall be paid a guaranteed, non-cash bonus in the form of a restricted grant by Company to Executive of seventy-five thousand (75,000) shares of Company common stock, vesting twenty-five percent (25%) per year on each of the next four (4) anniversaries of this Agreement and otherwise subject to the standard terms and conditions for such restricted grants of common stock by the Company. For years after the fiscal year ending January 2006, Executive shall have the opportunity to earn a performance bonus in accordance with Company's Bonus Plan (the "Bonus Plan"), as such plan may be modified or supplanted over time. Bonus criteria for Executive for years after the fiscal year ending January 2006 shall be established by the Board in consultation with Executive."

     (b) Amendment to Section 5(c)(iv). Section 5(c)(iv) of the Agreement is hereby amended to read in its entirety as set forth below:

          "(iv) a lump sum payment equivalent to three (3) times the bonus paid under the Bonus Plan for the year immediately prior to the year in which the Change in Control occurred; provided, however, if the Involuntary Termination During a Change in Control Period occurs during the fiscal year ending January 2007, then the lump sum payment under this subsection shall be $675,000;"

     SECTION 3. Effectiveness of this Amendment. This Amendment shall become effective as of December 7, 2005.

     SECTION 4. Miscellaneous.

     (a) Effect. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain unamended and not waived and shall continue to be in full force and effect.

     (b) Counterparts. This Amendment may be executed by Company and Executive in counterparts, each of which shall be deemed an original and which together shall constitute one instrument.

     (c) Savings Provision. To the extent that any provision of this Amendment or any paragraph, term, provision, sentence, phrase, clause or word of this Amendment shall be found to be illegal or unenforceable for any reason, such paragraph, term, provision, sentence, phrase, clause or word shall be modified or deleted in such a manner as to make this Amendment, as so modified, legal and enforceable under applicable laws. The remainder of this Amendment shall continue in full force and effect.

     (d) Integration. This Amendment represents the agreement of the parties with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties relative to the subject matter hereof not expressly set forth or referred to herein.

     (e) GOVERNING LAW. EXECUTIVE AND COMPANY AGREE THAT THIS AGREEMENT SHALL BE INTERPRETED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF MISSISSIPPI.


                  [remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties have executed this First Amendment to Employment Agreement as of the date first written above.


                                 HANCOCK FABRICS, INC.


                                 By:  /s/ Wellford L. Sanders, Jr.
                                      ----------------------------------
                                      Name:  Wellford L. Sanders, Jr.
                                      Title: Director and Non-Executive Chairman



                                 EXECUTIVE


                                 /s/ Jane F. Aggers
                                 ----------------------------------------------
                                 Name: Jane F. Aggers

                                                                 Exhibit 10.2

                             Amendment No. 1 to the
                      Amended and Restated Rights Agreement

This Amendment No.1 to the Amended and Restated Rights Agreement, effective as of December 9, 2005 ("Amendment No.1"), between Hancock Fabrics, Inc., a Delaware corporation (the "Company"), and Continental Stock Transfer & Trust Company (the "Rights Agent"), provides as follows:

Whereas, the Company and the Rights Agent are parties to an Amended and Restated Rights Agreement dated as of March 4, 2001 (the "Rights Agreement"), specifying the terms of the Rights (as defined therein);

Whereas,  the  Company  and the
Rights Agent now desire to amend the Rights Agreement in order to provide for a three-year independent director evaluation of the Rights, as provided herein.

Now, Therefore, in consideration of the premises and mutual agreements herein set forth, the parties hereby agree as follows:

1. Amendment and Restatement of Section 17: "Determination and Actions by the Board Of Directors." Section 17 of the Rights Agreement is hereby amended, restated and replaced in its entirety by the following:

SECTION 17. DETERMINATION AND ACTIONS BY THE BOARD OF DIRECTORS.

(a) The Board shall have the exclusive power and authority to exercise all rights and powers specifically granted to the Board or to the Company, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable to carry out the intent of this Agreement (including a determination to redeem or not redeem the Rights or to amend the Agreement). All such actions, calculations, interpretations and determinations done or made by the Board in good faith shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights, and all other parties and shall not subject the Board to any liability to the holders of the Rights.

(b) It is understood that the TIDE Committee (as described below) of the Board of Directors shall review and evaluate this Agreement in order to consider whether the maintenance of this Agreement continues to be in the best interests of the Company, its stockholders and other relevant constituencies of the Company at least once every three years, or sooner than that if any Person shall have made a proposal to the Company or its stockholders, or taken any other action that, if effective, could cause such Person to become an Acquiring Person hereunder, if a majority of the members of the TIDE Committee shall deem such review and evaluation appropriate after giving due regard to all relevant circumstances. Following each such review, the TIDE Committee shall communicate its conclusions to the full Board of Directors, including any recommendation in light thereof as to whether this Agreement should be modified or the Rights should be redeemed. If the Company has a non-executive chairman, the TIDE Committee shall be chaired by the non-executive chairman and comprised of all members of the Board of Directors who are not officers, employees or Affiliates of the Company. If the Company does not have a non-executive chairman, the TIDE Committee shall be comprised of the members of the Corporate Governance and Nominating Committee of the Board of Directors (or any successor committee) who are not officers, employees or Affiliates of the Company .

(c) The TIDE Committee and the Board of
Directors, when considering whether this Agreement should be modified or the Rights should be redeemed, shall have the power to set their own agenda and to retain at the expense of the Company their choice of legal counsel, investment bankers and other advisors. The TIDE Committee and the Board of Directors, when considering whether this Agreement should be modified or the Rights should be redeemed, shall have the authority to review all information of the Company and to consider any and all factors they deem relevant to an evaluation of whether this Agreement should be modified or the Rights should be redeemed.

2. No Other Amendments. Except as expressly amended hereby, the terms of the Rights Agreement will remain in full force and effect in all respects.

3. Governing Law. This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state.

4. Counterparts. This Amendment No.1 may be executed in any number of counterparts, and each of such counterparts will for all purposes be deemed to be an original, and all such counterparts will together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No.1 to be executed by their duly authorized representatives as of the date first above written.

Continental Stock Transfer & Trust Company

/s/ William F. Seegraber
-----------------------------------------
William F. Seegraber
Vice President



Hancock Fabrics, Inc.

/s/ Bruce D. Smith
-----------------------------------------
Bruce D. Smith
Executive Vice President,
Chief Financial Officer and Treasurer